                        [LETTERHEAD OF STERLING BANCORP]

                                                               February 28, 1997

Mr. Louis J. Cappelli
Chairman
Sterling Bancorp
430 Park Avenue
New York, New York 10022

Dear Mr. Cappelli:

This will confirm the following amendment to your employment agreement, dated February 19, 1993 (as amended, February 14, 1995 and February 8, 1996), with our Company;

     The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 2001.

The foregoing amendment was recommended by the Compensation Committee and was approved by the Board of Directors at its February 20, 1997 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                        Sincerely,

                                        STERLING BANCORP

                                        By /s/
                                           ----------------------------
                                             Executive Vice President

Agreed:

/s/ Louis J. Cappelli
---------------------------
Louis J. Cappelli

                        [LETTERHEAD OF STERLING BANCORP]

                                                               February 28, 1997

John C. Millman
President
Sterling Bancorp
540 Madison Avenue
New York, New York 10022

Dear Mr. Millman:

This will confirm the following amendment to your employment agreement, dated February 19, 1993 (as amended, February 14, 1995 and February 8, 1996), with our Company;

     The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 1999.

The foregoing amendment was recommended by the Compensation Committee and was approved by the Board of Directors at its February 20, 1997 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                        Sincerely,

                                        STERLING BANCORP

                                        By /s/
                                           ----------------------------
                                             Executive Vice President

Agreed:

/s/ John C. Millman
---------------------------
John C. Millman